SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549




                               Form 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) October 26, 1994





                      PETROLEUM HELICOPTERS, INC.

       (Exact name of registrant as specified in its charter)


        Louisiana                      0-9827                 72-0395707
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)





 5728 Jefferson Highway, P.O. Box 23502, New Orleans, Louisiana      70123
     (Address of principal executive offices)                      (Zip Code)



   Registrant's telephone number, including area code       (504) 733-6790




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          Item 5. Other Events.


              On October 26, 1994, Petroleum Helicopters, Inc. (the "Company") changed its state of incorporation from Delaware to Louisiana by merging with a Louisiana corporation organized for such purpose. The Company's stockholders approved the reincorporation merger at its 1994 annual meeting as described in greater detail in its proxy statement dated August 25, 1994. The reincorporation did not change the name, business or management of the Company but will significantly reduce the franchise taxes and other costs incurred by the Company in maintaining a presence in Delaware.



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

                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PETROLEUM HELICOPTERS, INC.



          Date:  October 26, 1994            By:   /s/ John H. Untereker

                                                      John H. Untereker
                                                      Vice President and
                                                   Chief Financial Officer